UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009 (November 13, 2009)

Jupiter Saturn Holding Company

(Exact name of registrant as specified in its charter)

Delaware	333-161705	27-0676603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Watson Wyatt Worldwide, Inc. 875 Third Avenue New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 725-7550

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 13, 2009, the board of directors of Watson Wyatt Worldwide, Inc., a Delaware corporation (“Watson Wyatt”), selected the remaining five of its six designees to the twelve-member board of directors of Towers Watson & Co. (“Towers Watson”, currently known as Jupiter Saturn Holding Company, or the “Holding Company”). These designees will become directors of Towers Watson immediately following completion of the mergers of Watson Wyatt and Towers, Perrin, Forster & Crosby, Inc. (“Towers Perrin”) with wholly-owned subsidiaries of Towers Watson pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 26, 2009, among Watson Wyatt, Towers Perrin, the Holding Company, Jupiter Saturn Delaware Inc. and Jupiter Saturn Pennsylvania Inc., as amended.

As provided in the Merger Agreement and previously disclosed in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-161705) (the “Registration Statement”) filed by the Holding Company with the Securities Exchange Commission (the “SEC”), Watson Wyatt previously selected John J. Haley, Watson Wyatt’s current Chief Executive Officer, President and Chairman of its board of directors, as one of Watson Wyatt’s designees to the Towers Watson board of directors. Mr. Haley is currently a member of the Towers Watson board of directors and will serve as Chief Executive Officer and Chairman of the Towers Watson board of directors immediately following completion of the mergers.

The designees selected by Watson Wyatt on November 13, 2009, include John J. Gabarro, Brendan R. O’Neill, Linda D. Rabbitt and Gilbert T. Ray, each of whom is currently an independent member of Watson Wyatt’s board of directors. Watson Wyatt also designated Gail E. McKee as a non-independent Towers Watson director.

Biographical information about each of Messrs. Gabarro, Haley, O’Neill and Ray and Ms. Rabbitt is included in Watson Wyatt’s Amendment to its Annual Report on Form 10-K/A filed with the SEC on October 20, 2009. Biographical information for Ms. McKee is provided below.

Gail McKee, age 50, has worked at Watson Wyatt for over 15 years. She is currently a managing consultant, and is a former Watson Wyatt board member. She has worked with large organizations on a broad range of domestic and international human resources programs for more than 20 years. Prior to joining Watson Wyatt, Ms. McKee worked for three years with The Walt Disney Company as the manager of international compensation and benefits, and prior to that position, as an account manager for Hewitt Associates for seven years. She holds a B.A. degree in English from the University of Washington and did graduate work at the business school at New York University. Ms. McKee is a Board of Trustee member of the Council on Employee Benefits, a founding member and President of the Human Resources Planning Society affiliate in the Pacific Northwest, and was a past member of the business school advisory board for Central Washington University.

As previously announced, Towers Perrin will designate the other six members of the Towers Watson board of directors. Pursuant to the Merger Agreement, one of these six designees is Mark V. Mactas, Towers Perrin’s President, Chief Executive Officer and Chairman of the board of directors. Mr. Mactas is currently a member of the Towers Watson board of directors and will serve as President, Chief Operating Officer and Deputy Chairman of the Towers Watson board of directors immediately following completion of the mergers. Towers Perrin will name five additional designees to the Towers Watson board at the effective time of the mergers, four of whom will be independent.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

This communication was issued November 16, 2009. Towers Perrin and Watson Wyatt have formed a company, Jupiter Saturn Holding Company (the “Holding Company”), which has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction. YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TOWERS PERRIN, WATSON WYATT, THE HOLDING COMPANY AND THE PROPOSED TRANSACTION.

The joint proxy statement/prospectus and the other documents filed with the Commission may be obtained free of charge at the Commission’s website, www.sec.gov. In addition, you may obtain free copies of the joint proxy statement/prospectus and the other documents filed by Towers Perrin, Watson Wyatt and the Holding Company with the Commission by requesting them in writing from Towers Perrin, One Stamford Plaza, 263 Tresser Boulevard, Stamford, CT. 06901-3225, Attention: Marketing, or by telephone at 203-326-5400, or from Watson Wyatt, 901 N. Glebe Rd., Arlington, VA. 22203, Attention: Investor Relations, or by telephone at 703-258-8000.

Towers Perrin, Watson Wyatt, the Holding Company and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies from the stockholders of Watson Wyatt. A list of the names of those directors and executive officers and descriptions of their interests in Towers Perrin, Watson Wyatt and the Holding Company is contained in the joint proxy statement/prospectus which has been filed by the Holding Company with the Commission. Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement/prospectus.

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, statements about the proposed business combination transaction involving Towers Perrin and Watson Wyatt. Such statements are based upon the current beliefs and expectations of Towers Perrin’s and Watson Wyatt’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Towers Perrin shareholders and Watson Wyatt stockholders to approve the transaction. Additional risks and factors are identified under “Risk Factors” in the joint proxy statement/prospectus included in the amended registration statement on Form S-4/A filed by Jupiter Saturn Holding Company on November 9, 2009 with the Commission and under “Risk Factors” in Watson Wyatt’s Annual Report on Form 10-K filed on August 14, 2009 with the Commission.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. None of Jupiter Saturn Holding Company, Towers Perrin or Watson Wyatt undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Consents of Prospective Directors, dated November 13, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER SATURN HOLDING COMPANY
(Registrant)

Date: November 16, 2009	By:	/S/ ROGER F. MILLAY
	Name:	Roger F. Millay
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Consents of Prospective Directors, dated November 13, 2009